Exhibit 99.1

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

Financial Statements at December 31, 2004 with

Report of Independent Auditors

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Neogen Corporation

We have audited the accompanying consolidated balance sheet of UCB FD BIOPRODUCTS (a Division of the UCB Group) as of December 31, 2004 and the related consolidated statements of income, divisional equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of UCB FD BIOPRODUCTS at December 31, 2004, and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG, S.L.

Barcelona, Spain

December 2, 2005

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

Financial Statements at December 31, 2004

and for the year then ended

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

BALANCE SHEET AT DECEMBER 31, 2004

Thousands of Euros
ASSETS
Current assets:
Accounts receivable	784
Inventories:
Raw materials	788
Work-in-progress	571
Finished goods	142
Provisions	(45)

1,456

Total current assets	2,240

Property, plant and equipment:
Buildings	94
Machinery and installations	1,428
Furniture and fixtures	24
Other	186
Accumulated depreciation	(443)

Total property, plant and equipment	1,289

Total assets	3,529

LIABILITIES AND DIVISIONAL EQUITY
Current liabilities:
Accounts payable	250
Income tax payable	934
Accrued expenses	250

Total current liabilities	1,434

Divisional equity	2,095

Total liabilities and divisional equity	3,529

See accompanying notes to financial statements.

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2004

Thousands of Euros
Net sales	7,440

Cost of goods sold	(3,338)

4,102

Expenses:
Research and development	(419)
Royalties	(264)
Distribution and selling	(29)
Administration	(306)
Other	(337)

(1,355)

Profit before income tax	2,747

Income tax provision	(934)

Net profit after income tax	1,813

See accompanying notes to financial statements.

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

STATEMENT OF DIVISIONAL EQUITY FOR THE YEAR ENDED DECEMBER 31, 2004

Thousands of Euros
Balance at January 1, 2004	2,980
Net profit for 2004	1,813
Owner’s investment	1,238
Refunds to the owner	(3,936)

Balance at December 31, 2004	2,095

See accompanying notes to financial statements.

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2004

Thousands of Euros
OPERATING ACTIVITIES
Profit after taxes	1,813
Adjustments to reconcile profit after taxes to net cash provided by operating activities:
Depreciation	237
Changes in operating assets and liabilities:
Accounts receivable	(374)
Inventories	802
Accounts payable	32
Accrued expenses	264

Net cash provided by operating activities	2,774

INVESTING ACTIVITIES
Purchase of property plant and equipment	(76)

Net cash used in investing activities	(76)

FINANCING ACTIVITIES
Owner’s investment	1,238
Refunds to the owner	(3,936)

Net cash used in financing activities	(2,698)

Net change in cash and cash equivalents	—

Cash and cash equivalent at beginning of year	—

Cash and cash equivalents at end of year	—

See accompanying notes to financial statements.

UCB FD BIOPRODUCTS

(A Division of the UCB Group)

Notes to Financial Statements at December 31, 2004

1. Description of Business and Basis of Presentation

Description of business

UCB FD Bioproducts (hereinafter “the Company”) is a Division of the UCB Group. It produces and trades reactive tests (penzym and betastar) for food diagnostics. The manufacturing of these products implies payment of royalties (5% and 3% of the sales, respectively) to l´Université de Liege pursuant to an agreement that expires in 2010.

The Company is integrated by a specific segment of two legal entities, UCB Pharma, S.A. (Spain) and UCB Belgium. The Spanish legal entity manufactures the Company’s products, and sells them to the Belgian legal entity, who in turn resells them again to the Company’s only external customer: the CHR Hansen Group.

Basis of presentation

The accompanying financial statements reflect the financial position, operations and cash flows of the Company in accordance with generally accepted accounting principles in the United States, and include allocations of corporate expense from the UCB Group. For financial reporting purposes, the net intercompany financing activity of the Company has been accumulated into a single caption entitled “divisional equity.”

The specific assets, liabilities and operations of the Company have been carved out from the accounting records of the two legal entities mentioned above. All reciprocal balances have been eliminated.

The preparation of financial statements in conformity with according principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies

Inventories

Inventories are stated at the lower of average cost or net realizable value. Allowances to write-down the value of inventories are provided for on the basis of the estimated selling price, both when obsolete or slow-moving items are specifically identified or when they exceed certain turnover parameters.

Property, plant and equipment

Property, plant and equipment are stated at cost, and are depreciated on the straight-line method, over the following estimated useful lives:

Years
Buildings	20
Machinery and installations	7 – 14
Furniture and mixtures	7
Others	3-7

Income taxes

The operations of the Company are included in the income tax returns of the aforementioned legal entities. For financial reporting purposes, the Company has calculated the income tax expense attributable to its operations using the separate return method. Under this method, the Company has assumed that it is a separate taxpayer in each jurisdiction in which it conducts operations (Spain and Belgium).

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to be applied to taxable income in the years that those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized to the extent that deferred tax assets (if any) are uncertain of realization.

Revenue recognition

Sales are recognized when goods are physically delivered to the only customer of the Company and supported by the corresponding non-conditional order. Discounts and rebates are deducted from the sales figures.

Expenses

Marketing costs, as well as expenditures referred to research and development activities, are debited to expenses when incurred.

3. Sales and Accounts Receivable

As stated in note 1 above, all sales are made (in euros) to a Belgian customer: the CHR Hansen Group. No allowance for doubtful accounts has ever been deemed necessary, given the historic experience and the current trend of collections.

The Company has a distribution agreement with its only customer. Pursuant to the agreement, which expires on December 31, 2005, the customer is the sole distributor of the Company’s products in certain territories. In any case, the agreement is automatically renewed for successive periods of two years.

4. Divisional Equity and Corporate Allocations

Divisional equity reflects the net position of the Company with respect to the UCB Group (that is, the Company’s net assets value), and is also the accounting counterpart of financing movements (collections and payments) affecting the Company, since no balance of cash and cash equivalents is assigned to it.

Certain general and administrative costs and indirect overhead costs of the UCB Group are allocated to the Company for reporting purposes. These costs have been allocated based on an analysis of the components of the UCB Group’s expenses and the estimated percentage of each component attributable to the Company. Management believes that the methodology used to allocate expenses (mainly research and development and administration charges) is reasonable. Those expenses, assumed and paid by the UCB Group, amounted to 1,238 thousand euros in 2004.

5. Income Taxes

No temporary differences exist at the beginning and the end of the year and, therefore, the income tax expense in the statement of income represents a current balance, and no deferred tax assets or liabilities exist.

General corporate income tax rates in Spain and Belgium in 2004 are 35% and 33%, respectively. Hence, the Company has directly applied an average rate (34%) to its profit before taxes to estimate the 2004 income tax provision, since no significant tax credits nor permanent differences exist.

Income taxes paid totaled 691 thousand euros in 2004.

6. Other Information

The Company has no non-cancelable operating leases at December 31, 2004. Furthermore, no significant commitments or contingences exist at that date.

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